Fees Summary	Nov. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,000,000.00
Previously Paid Amount	1,305.00
Total Fee Amount	2,175.00
Total Offset Amount	870.00
Net Fee	$ 0.00